Smith Barney
                        -------------------------------
                              MUNICIPAL FUND, INC.


                                         Semi-Annual Report
                                         June 30, 1997

--------------------------------------------------------------------------------
Smith Barney Municipal Fund, Inc.
--------------------------------------------------------------------------------

Dear Shareholder:

We are pleased to provide the semi-annual report for the Smith Barney Municipal Fund, Inc. ("Fund") for the period ended June 30, 1997. During the past six months, the Fund distributed income dividends totaling $0.43 per share. The table below shows the annualized distribution rate and six-month total return based on the Fund's June 30, 1997 net asset value (NAV) per share and its American Stock Exchange (AMEX) closing price.

          Price          Annualized          Six-Month
        Per Share     Distribution Rate    Total Returns
        ---------     -----------------    -------------
      $15.47 (NAV)          5.51%              3.35%
      $14.75 (AMEX)         5.78%              5.70%

In comparison, closed-end long-intermediate maturity municipal bond funds posted an average total return of 2.89% based on NAV for the same period, according to Lipper Analytical Services, Inc., an independent-fund tracking organization.

Market and Economic Overview

Over the last six months, the U.S. economy continued the steady expansion that began nearly six years ago. Despite robust economic growth and historically low unemployment, signs of emerging inflationary pressures have been absent. However, at the beginning of the year, some economic indicators showed that the U.S. economy may be overheating, raising investor fears of an acceleration in the underlying rate of inflation. Specifically, the annualized Gross Domestic Product (GDP) for the first quarter of 1997 was 5.9%, coming on the heels of an already strong 3.8% reported for the fourth quarter of 1996. This continued strength in the U.S. economy led the Federal Reserve Board ("Fed") to raise the federal funds rate by 0.25% at their March 1997 meeting. (The federal funds rate is the interest rate banks charge each other for overnight loans and a closely watched indicator of the direction of interest rates.) As a result, both the bond and equity markets experienced a correction and volatility increased as investors remained divided over the possibility of a further tightening of monetary policy by the Fed.

Although the U.S. economy continues to grow, there has not been any meaningful increase in prices. In fact, the consumer price index (CPI) has risen at less than a 2% annualized rate so far this year and wholesale prices, as represented by the producers price index (PPI), have actually fallen. In our view, inflationary pressure remains well contained primarily because of global competition and improved productivity.

Some economists have also cited what Fed Chairman Alan Greenspan has called "heightened job insecurity" as another major reason for the apparent absence of upward wage pressures in this current economic expansion. As more and more countries become integrated into the global marketplace, U.S. corporations have been forced to compete with the lower labor wages and production overheads enjoyed by many other countries. At the same time, U.S. corporations have benefited from the use of new technologies that have enabled businesses to operate more efficiently and require fewer workers.

In response to the mounting evidence of a moderately growing U.S. economy, the Fed declined to raise short-term interest rates at both its May and July meetings. Chairman Greenspan further allayed investor fears of a possible tightening of monetary policy when he delivered a fairly upbeat assessment of the U.S. economy in his semi-annual report to Congress in July. Mr. Greenspan's generally positive outlook on the U.S. economy led to a rally in both the bond and equity markets, with stocks advancing to new record highs and sending the yield on the benchmark 30 year U.S. Treasury bond down to around 6.4%.

Fund's Investment Strategy

The Smith Barney Municipal Fund's investment objective is to provide as high a level of current income exempt from federal income taxes as is consistent with prudent investment management. We continue to follow an investment strategy that emphasizes high-quality, high coupon issues. In addition, we ladder the maturity and call structure of the Fund's portfolio in order to provide a consistent stream of income.

As an intermediate-term municipal bond fund, the Fund will invest at least 80% of its total assets in municipal bonds that have remaining maturities of less than 15 years. During the past six months, we have slightly extended the weighted average maturity of the Fund to 11.5 years. We believe that by modestly lengthening the weighted average maturity of the Fund, it is better positioned to provide competitive returns over the long term without sacrificing a substantial amount of current income.

Moreover, we have also maintained the Fund's high-quality credit orientation during the reporting period. As of June 30, 1997, approximately 92.6% of the Fund's holdings were rated investment grade or better by either Standard & Poor's Ratings Service or Moody's Investors Services, Inc., with approximately 31% of the Fund's investments rated AAA. (Standard & Poor's Ratings Services and Moody's Investors Service Inc. are two major credit reporting and bond rating agencies.) The majority of the Fund's assets were allocated among the following types of municipal bond issues as of June 30, 1997: hospital bonds (17.8%), industrial development revenue bonds (16.9%) and multi-family housing bonds (6.6%).

Market Outlook

The bond market has continued to rally in response to the Fed's decision to leave short-term interest rates unchanged and signs that the U.S. economy's strong growth is beginning to slow down. We believe that while there is some risk that the Fed will find it necessary to raise interest rates again if economic growth rebounds, we expect that short-term interest rates should hold steady over the next several months.

Given the current economic environment of moderate growth with the relative absence of inflationary pressures, we also believe that it will become increasingly important for fixed-income investors to focus on the maturity and call protection of their portfolios.

In the coming months, we expect a modest pick-up in municipal refinancing which should improve the balance of supply and demand for municipal bonds. As more municipalities recall their debt, there should be a greater supply of municipal bonds available for investors as these bonds are reissued with lower coupon rates. For these reasons, we remain bullish on the municipal bond market for the remainder of the year.

In closing, we thank you for your investment in the Smith Barney Municipal Fund, Inc. We look forward to continuing to help you achieve your financial goals.

Sincerely,


/s/ Heath B. McLendon                /s/ Peter M. Coffey

Heath B. McLendon                    Peter M. Coffey
Chairman                             Vice President

July 23, 1997

--------------------------------------------------------------------------------
Schedule of Investments (unaudited)                                June 30, 1997
--------------------------------------------------------------------------------

   FACE
  AMOUNT    RATING                      SECURITY                                        VALUE
================================================================================================
Education -- 6.5%
$1,000,000   A*     Arizona Education Loan Corp., 6.625% due 9/1/05(a)               $ 1,060,000
 1,000,000   AAA    Keller, TX Independent School District,
                      PSFG, zero coupon due 8/15/16                                      346,250
 1,000,000   AAA    Metropolitan Government Nashville & Davidson County, TN
                      MeHarry Medical College, AMBAC-Insured,
                      6.000% due 12/1/19                                               1,063,750
                    Utah State School District Finance Co-op Revenue Financing
                      Pool LOC Swiss Bank (Special Mandatory Redemption
                      8/15/98 @ 100):
   530,000   AAA        8.375% due 2/15/10                                               547,888
   470,000   AAA        8.375% mandatory tender 2/15/07                                  486,450
   500,000   AAA        8.375% mandatory tender 2/15/09                                  516,875
------------------------------------------------------------------------------------------------
                                                                                       4,021,213
------------------------------------------------------------------------------------------------
Escrowed to Maturity(b) -- 14.8%
 1,180,000   AAA    Boston, MA Water & Sewer Community Revenue, Series A,
                      10.875% due 1/1/09, Sinking Fund Average Life 5/3/05             1,626,925
   755,000   AAA    Illinois Health Facility Authority Revenue, (Methodist Medical
                      Center Project), 9.000% due 10/1/10, Sinking Fund
                      Average Life 4/1/03                                                909,775
 1,000,000   AAA    Jackson, TN Water and Sewer Revenue,
                      7.200% due 7/1/12, Sinking Fund Average Life 1/25/06             1,137,500
   500,000   AAA    Lake County, OH Hospital Improvement Revenue,
                      Lake County Memorial Hospital, 8.625% due 11/1/09,
                      Sinking Fund Average Life 10/31/04                                 609,375
 1,310,000   AAA    Los Angeles, CA Hollywood Presbyterian Medical Center,
                      9.625% due 7/1/13, Sinking Fund Average Life 2/28/08(c)          1,711,188
   220,000   AAA    Louisiana Public Facilities, Southern Baptist Hospital,
                      8.000% due 5/15/12, Sinking Fund Average Life 6/18/06              263,450
   275,000   AAA    Nacogdoches County, TX Hospital District Revenue,
                      9.000% due 5/15/04, Sinking Fund Average Life 5/30/01              317,968
   380,000   BBB    New Haven, CT GO, Refunded Balance, Series B,
                      9.000% due 12/1/01, Sinking Fund Average Life 5/26/01              449,350
   505,000   AAA    New Jersey State Turnpike Authority Revenue Refunding
                      Bond, 10.375% due 1/1/03, Sinking Fund Average
                      Life 1/6/00(c)                                                     598,425
   780,000   AAA    Ohio State Water Development Authority Revenue, Safe
                      Water Series 2, 9.375% due 12/1/10, Sinking Fund
                      Average Life 11/26/03                                              980,850
   400,000   AAA    Ringwood Borough, NJ Sewer Authority Special Obligation
                      Refunding, 9.875% due 7/1/13, Sinking Fund Average
                      Life 2/6/05                                                        519,500
------------------------------------------------------------------------------------------------
                                                                                       9,124,306
------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                    June 30, 1997
--------------------------------------------------------------------------------

   FACE
  AMOUNT    RATING                      SECURITY                                        VALUE
================================================================================================
Finance -- 2.7%
$1,000,000   A      Pennsylvania State Finance Authority, Beaver County
                      Revenue Refunding Bonds, Municipal Capital
                      Improvement Program, Series 1993, LOC Societe
                      Generale, 6.600% due 11/1/09                                   $ 1,075,000
   545,000   BBB    Tampa, FL Capital Improvement Program Revenue,
                      Series B, Den Danske Bank Royal, Trust Canada and
                      Yasuda Trust, 8.000% due 10/1/02                                   560,669
------------------------------------------------------------------------------------------------
                                                                                       1,635,669
------------------------------------------------------------------------------------------------
General Obligation -- 5.5%
   500,000   AAA    Anchorage, AK  GO, 6.000% due 10/1/14                                535,000
   290,000   BBB    New Haven, CT GO, Unrefunded Balance, Series B,
                      9.000% due 12/1/01                                                 320,450
                    New Orleans, LA GO, Certificates of Indebtedness:
 1,000,000   BBB-     Series A, 6.650% due 8/1/01                                      1,010,630
   500,000   BBB-     Series C, 6.650% due 8/1/01                                        505,315
 1,000,000   BBB+   New York, NY GO, Series L, 5.875% due 8/1/14                       1,005,000
------------------------------------------------------------------------------------------------
                                                                                       3,376,395
------------------------------------------------------------------------------------------------
Hospitals -- 17.8%
   700,000   BBB    Allentown, PA Area Hospital Authority Revenue Refunding,
                      Sacred Heart Hospital, Series A, 6.200% due 11/15/03               728,875
   650,000   AAA    Calcasieu Parish, LA Memorial Hospital Service District
                      Revenue Refunding, Lake Charles Memorial Hospital,
                      Series A, CONNIE LEE-Insured, 7.500% due  12/1/05                  749,937
 1,500,000   A+     California Statewide Community Development Authority
                      Revenue, COP Refunding Hospital, Triad Healthcare,
                      6.250% due 8/1/06                                                1,575,000
 1,510,000   Baa1*  Fulco, GA Hospital Authority Revenue Anticipation
                      Certificates Refunding, Georgia Baptist Healthcare,
                      Series A, 6.400% due 9/1/07                                      1,587,388
 1,300,000   NR     Illinois Health Facilities Authority Revenue Friendship,
                      VLG Hospital, 6.650% due 12/1/06                                 1,378,000
 1,200,000   BBB+   Klamath Falls, OR Intercommunity, Merle Hospital,
                      8.000% due 9/1/08                                                1,431,000
 1,000,000   Ba*    Langhorne Manor Borough, PA Higher Education and Health
                      Authority Bucks County, Lower Bucks Hospital,
                      6.750% due 7/1/02                                                1,006,250
   400,000   BBB-   McKean County, PA Hospital Authority, Hospital Revenue,
                      (Bradford Hospital Project), 6.100% due 10/1/20                    397,500
 2,000,000   AAA    Orange County, FL Health Facilities Authority Revenue,
                      Adventist Health System/Sunbelt, CGIC-Insured, FLAIRS,
                      6.340% due 11/15/07(d)                                           2,107,500
------------------------------------------------------------------------------------------------
                                                                                      10,961,450
------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                    June 30, 1997
--------------------------------------------------------------------------------

   FACE
  AMOUNT    RATING                      SECURITY                                        VALUE
================================================================================================
Housing: Multi-Family -- 6.6%
$1,100,000   A*     Dallas, TX Housing Corp. Capital Program Revenue
                      Refunding, Section 8 Assisted, 7.700% due 8/1/05,
                      Sinking Fund Average Life 9/2/03                               $ 1,152,250
 1,470,000   NR     Lynchburg, VA Redevelopment & Housing Authority,
                      Multi-Family Housing Revenue Refunding, Princeton
                      Circle Association, 6.250% due 12/1/10, Sinking Fund
                      Average Life 9/24/07                                             1,508,587
   500,000   BBB+   Montgomery County, PA Redevelopment Authority,
                      Multi-Family Housing Revenue, Series A,
                      6.375% due 7/1/12, Sinking Fund Average Life 1/29/09               498,125
   865,000   AAA    Nevada Housing Division, Multi-Unit Housing Saratoga
                      Palms, 6.250% due 10/1/16, Sinking Fund Average
                      Life 8/8/12(a)                                                     886,625
------------------------------------------------------------------------------------------------
                                                                                       4,045,587
------------------------------------------------------------------------------------------------
Housing: Single-Family -- 5.9%
   275,000   A1*    Ford County, KS Single-Family Mortgage Revenue
                      Refunding, Series A, FHA-Insured, 7.900% due 8/1/10                294,593
   595,000   AAA    Juneau City and Borough, AK Home Mortgage Revenue
                      Refunding, Mortgage Backed Securities Program,
                      FNMA-Collateralized, FHA-Insured, 8.000% due 2/1/09                635,906
   500,000   A+     Lees Summit, MO Individual Development Authority Health
                      Refunding and Improvement Revenue, (John Knox
                      Village Project), 7.125% due 8/15/12, Sinking Fund
                      Average Life 8/15/05                                               528,125
   145,000   Aa*    Montgomery County, MD Housing Opportunities
                      Commission Mortgage Revenue, Series A,
                      7.200% due 7/1/04                                                  152,431
 1,000,000   AAA    Pima County, AZ Individual Development Authority,
                      Single-Family Mortgage Revenue, Series A,
                      GNMA/FNMA-Collateralized, step bond to yield
                      6.245% due 11/1/29                                               1,066,850
   960,000   AAA    Utah State Housing Finance Agency, Single-Family
                      Mortgage Revenue, Series C-2, 6.000% due 7/1/17                    970,800
------------------------------------------------------------------------------------------------
                                                                                       3,648,705
------------------------------------------------------------------------------------------------
Industrial Development -- 16.9%
   500,000   A*     Alaska Industrial Development & Export Authority Revenue,
                      6.100% due 4/1/06(a)                                               530,000
   535,000   Ba3*   Bourbonnais, IL Industrial Development Revenue Refunding,
                      (K mart Corp. Project), 6.600% due 10/1/06                         547,706
 1,000,000   Aaa*   Cohoes, NY IDA, (Norlite Corp. Project), LOC Dresdner Bank,
                      6.750% due 5/1/09, Sinking Fund Average Life 1/8/07(a)           1,105,000
 1,500,000   AA     Des Moines, IA Industrial Development Refunding Revenue
                      Bonds, (The Printer Project 1992), LOC Norwest Bank,
                      6.375% due 9/1/09                                                1,524,375

                         See Notes to Financial Statements.

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                    June 30, 1997
--------------------------------------------------------------------------------

   FACE
  AMOUNT    RATING                      SECURITY                                        VALUE
================================================================================================
Industrial Development -- 16.9% (continued)
$1,500,000   Baa1*  Dickinson County, MI Economic Development Corp., Solid
                      Waste Disposal Refunding Revenue, Champion
                      International, 6.550% due 3/1/07                               $ 1,584,375
 1,000,000   AA-    LaCrosse, WI Resource Recovery Revenue, (Northern
                      States Power Co. Project), 6.000% due 11/1/21                    1,043,750
 1,250,000   AA     Noblesville, IN Economic Development Revenue Refunding,
                      (Lions Creek Association Limited Project), Asset
                      Guaranty-Insured, 6.500% due 11/1/04                             1,357,813
 1,000,000   AAA    Salt Lake City, UT Individual Development Refunding
                      Revenue, (Plaza 5400 Project), Mass Mutual Life-Insured,
                      Series A,  6.050% due 9/1/07                                     1,035,000
   600,000   NR     Sussex County, DE Economic Development Refunding
                      Revenue Bonds, (Rehoboth Mall Project), Series 1992,
                      7.250% due 10/15/12                                                612,000
 1,000,000   BBB+   Toole County, UT Hazardous Waste Disposal Revenue,
                      Laidlaw Incineration, Series A, 6.750% due 8/1/10(a)             1,051,250
------------------------------------------------------------------------------------------------
                                                                                      10,391,269
------------------------------------------------------------------------------------------------
Miscellaneous -- 4.5%
 1,000,000   BBB-   Clarksville, TN Natural Gas Acquisition Corp., Gas Revenue,
                      Series A, 7.500% due 11/1/04                                     1,055,000
 1,000,000   A-     Illinois Development Finance Authority Revenue, City of
                      East St. Louis, 6.875% due 11/15/05, Sinking Fund
                      Average Life 11/15/00                                            1,062,500
   645,000   Baa1*  Indianapolis, IN Economic Development Refunding and
                      Improvement Revenue, National Benevolent Association,
                      (Robin Run Village Project), 6.900% due 10/1/04                    678,863
------------------------------------------------------------------------------------------------
                                                                                       2,796,363
------------------------------------------------------------------------------------------------
Pollution Control -- 3.9%
 1,000,000   Aa3*   Brazos River, TX Navigation Harbor District, Brazonia
                      County PCR, (BASF Corp. Project), 6.750% due 2/1/10
                    1,151,250 Broward County, FL Resource Recovery PCR:
   695,000   A        North Project, 7.950% due 12/1/08                                  757,550
   440,000   A*       South Project, 7.950% due 12/1/08                                  479,600
------------------------------------------------------------------------------------------------
                                                                                       2,388,400
------------------------------------------------------------------------------------------------
Pre-Refunded(e) -- 2.4%
   595,000   AAA    Philadelphia, PA Hospital Revenue (United Hospitals Inc.
                      Project), 10.875% due 7/1/08, (Call 7/1/05 @ 100),
                      Sinking Fund Average Life 6/1/02(e)                                769,781
   300,000   AAA++   San Leandro, CA Redevelopment Agency Residential
                      Mortgage Revenue, 11.250% due 4/1/13, (Call 10/1/04
                      @ 100), Sinking Fund Average Life 4/13/04(c)                       398,625

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                    June 30, 1997
--------------------------------------------------------------------------------

   FACE
  AMOUNT    RATING                      SECURITY                                        VALUE
================================================================================================
Pre-Refunded(e) -- 2.4% (continued)
$  275,000   AAA    Texas National Research Lab Community Finance Corp.,
                      Lease Revenue, (Superconducting Supercollider Project),
                      6.850% due 12/1/05, (Call 12/1/02 @ 102)                        $  305,594
------------------------------------------------------------------------------------------------
                                                                                       1,474,000
------------------------------------------------------------------------------------------------
Public Facilities -- 3.1%
   500,000   A      Dallas, TX Civic Center Convention Complex Revenue,
                      6.100% due 1/1/08, Sinking Fund Average Life 7/31/03               501,995
 1,000,000   A-     Dekalb County, IN Redevelopment Authority Revenue,
                      (Mini-Mill LOC Public Improvement Project), Series A,
                      6.250% due 1/15/08                                               1,063,750
 2,000,000   AAA    Southeast, WI Professional Baseball Park District, Sales Tax
                      Revenue, MBIA-Insured, zero coupon due 12/15/29                    312,500
------------------------------------------------------------------------------------------------
                                                                                       1,878,245
------------------------------------------------------------------------------------------------
Tax Allocation -- 0.4%
   250,000   Baa*   Lemon Grove, CA Community Development Agency Tax
                      Allocation Revenue, (Lemon Grove Redevelopment
                      Project), 6.650% due 8/1/06                                        265,000
------------------------------------------------------------------------------------------------
Transportation -- 6.2%
   500,000   AAA    Dade County, FL Aviation Revenue Refunding, Miami
                      International Airport, Series A, FSA-Insured,
                      5.375% due 10/1/10                                                 498,125
                    Denver, CO City and County Airport Revenue:
   500,000   BBB      Series B, 7.000% due 11/15/03(a)                                   540,000
 1,000,000   BBB      Series C, 6.650% due 11/15/05(a)                                 1,076,250
   575,000   A      Puerto Rico Commonwealth Highway & Transportation
                      Authority Highway Revenue, Series Y, 5.000% due 7/1/36             521,094
   500,000   Baa3*  Raleigh-Durham, NC Airport Authority Special Facilities
                      Revenue, (American Airlines Inc. Project),
                      9.400% due 11/1/00                                                 559,375
   595,000   NR     Sanford, FL Airport Authority Industrial Development
                      Revenue, (Central Florida Terminals Project), Series B,
                      7.500% due 5/1/06(a)                                               616,569
------------------------------------------------------------------------------------------------
                                                                                       3,811,413
------------------------------------------------------------------------------------------------
Utilities -- 2.0%
 1,250,000   A-     Union City, NJ Utility Authority Solid Waste Revenue,
                      Series A, 6.850% due 6/15/02(a)                                  1,253,125
------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                    June 30, 1997
--------------------------------------------------------------------------------

   FACE
  AMOUNT    RATING                      SECURITY                                        VALUE
================================================================================================
Water & Sewer -- 0.8%
$  500,000   AAA    Rockdale County, GA Water & Sewer Authority Revenue,
                      FSA-Insured, 5.000% due 7/1/22                                 $   463,125
------------------------------------------------------------------------------------------------
                    TOTAL INVESTMENTS -- 100%
                    (Cost -- $59,083,676**)                                          $61,534,265
================================================================================================

(a) Income from these issues is considered a preference item for purposes of calculating the alternative minimum tax.
(b) Bonds are escrowed to maturity with U.S. Government securities and are considered by the Manager to be triple-A rated even if the issuer has not applied for new ratings.
(c)   Security segregated by custodian for open purchase committment.
(d) Inverse floating rate security-coupon varies inversely with level of short-term tax-exempt interest rates.
(e) Bonds are escrowed with U.S. Government securities and are considered by the Manager to be triple-A rated even if the issuer has not applied for new ratings.
+     Fitch Investor Services, Inc.
++ Issue has not been rated. Manager has determined that this is an equivalent rating.
**    Aggregate cost for Federal income tax purposes is substantially the same.

See pages 10 and 11 for definition of ratings and certain security descriptions.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Bond Ratings
--------------------------------------------------------------------------------

All ratings are by Standard & Poor's Ratings Service ("Standard & Poor's"), except those identified by an asterisk (*) are rated by Moody's Investors Service, Inc. ("Moody's"). The definitions of the applicable rating symbols are set forth below:

Standard & Poor's -- Ratings from "AA" to "BB" may be modified by the addition of a plus (+) or a minus (-) sign to show relative standings within the major rating categories.
AAA     -- Debt rated "AAA" has the highest rating assigned by Standard &
           Poor's. Capacity to pay interest and repay principal is extremely strong.
AA      -- Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest rated issue only in small degree.
A       -- Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.
BBB     -- Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.
BB      -- Debt rated "BB" has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

Moody's -- Numerical modifiers 1, 2, and 3 may be applied to each generic rating from "Aa" to "Ba," where 1 is the highest and 3 the lowest rating within its generic category.
Aaa     -- Bonds that are rated "Aaa" are judged to be of the best quality.
           They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
Aa      -- Bonds that are rated "Aa" are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.
A       -- Bonds that are rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.
Baa     -- Bonds that are rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
Ba      -- Bonds that are rated "Ba" are judged to have speculative elements;
           their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

NR      -- Indicates that the bond is not rated by Standard & Poor's or
           Moody's.

--------------------------------------------------------------------------------
Security Descriptions
--------------------------------------------------------------------------------

AMBAC      -- AMBAC Indemnity Corporation
CGIC       -- Capital Guaranty Insurance Company
CONNIE LEE -- College Construction Loan Insurance Association
COP        -- Certificate of Participation
FGIC       -- Financial Guaranty Insurance Company
FHA        -- Federal Housing Administration
FLAIRS     -- Floating Adjustable Interest Rate Securities
FNMA       -- Federal National Mortgage Association
FSA        -- Financial Security Assurance
GNMA       -- Government National Mortgage Association
GO         -- General Obligation
IDA        -- Industrial Development Agency
IDR        -- Industrial Development Revenue
LOC        -- Letter of Credit
MBIA       -- Municipal Bond Investors Assurance Corporation
NBA        -- National Benevolent Association
PCR        -- Pollution Control Revenue
PSFG       -- Permanent School Fund Guaranty
RIBS       -- Residual Interest Bonds

--------------------------------------------------------------------------------
Statement of Assets and Liabilities (unaudited)                    June 30, 1997
--------------------------------------------------------------------------------

ASSETS:
   Investments, at value (Cost-- $59,083,676)                      $ 61,534,265
   Cash                                                                 191,505
   Interest receivable                                                1,130,822
   Receivable for securities sold                                        46,496
-------------------------------------------------------------------------------
   Total Assets                                                      62,903,088
-------------------------------------------------------------------------------
LIABILITIES:
   Payable for securities purchased                                     492,297
   Dividends payable                                                    113,280
   Management fees payable                                               35,150
   Accrued expenses                                                      41,643
-------------------------------------------------------------------------------
   Total Liabilities                                                    682,370
-------------------------------------------------------------------------------
Total Net Assets                                                   $ 62,220,718
===============================================================================
NET ASSETS:
   Par value of capital shares                                     $      4,021
   Capital paid in excess of par value                               60,192,643
   Undistributed net investment income                                   20,368
   Accumulated net realized loss on security transactions              (446,903)
   Net unrealized appreciation of investments                         2,450,589
-------------------------------------------------------------------------------
Total Net Assets
   (Equivalent to $15.47 a share on 4,021,162
    shares of $0.001 par value
    outstanding; 100,000,000 shares authorized)                    $ 62,220,718
===============================================================================

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Statement of Operations (unaudited)
--------------------------------------------------------------------------------

For the Six Months Ended June 30, 1997

INVESTMENT INCOME:
  Interest                                                            $1,920,626
--------------------------------------------------------------------------------
EXPENSES:
  Management fees (Note 3)                                               214,153
  Shareholder and system servicing fees                                   17,702
  Shareholder communications                                              15,372
  Audit and legal                                                          5,949
  Pricing service fees                                                     4,215
  Directors' fees                                                          1,734
  Custody                                                                  1,240
  Registration fees                                                        1,041
  Other                                                                      552
--------------------------------------------------------------------------------
  Total Expenses                                                         261,958
--------------------------------------------------------------------------------
Net Investment Income                                                  1,658,668
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN ON
INVESTMENTS (NOTE 4):
  Realized Gain From Security Transactions
  (excluding short-term securities):
    Proceeds from sales                                                9,534,056
    Cost of securities sold                                            9,488,473
--------------------------------------------------------------------------------
  Net Realized Gain                                                       45,583
--------------------------------------------------------------------------------
  Change in Net Unrealized Appreciation of Investments:
    Beginning of period                                                2,233,131
    End of period                                                      2,450,589
--------------------------------------------------------------------------------
  Increase in Net Unrealized Appreciation                                217,458
--------------------------------------------------------------------------------
Net Gain on Investments                                                  263,041
--------------------------------------------------------------------------------
Increase in Net Assets From Operations                                $1,921,709
================================================================================

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

For the Six Months Ended June 30, 1997 (unaudited) and the Year Ended December 31, 1996

                                                           1997       1996
================================================================================
OPERATIONS:
  Net investment income                               $ 1,658,668   $ 3,365,406
  Net realized gain                                        45,583        21,389
  Increase (decrease) in net unrealized appreciation      217,458    (1,289,439)
--------------------------------------------------------------------------------
  Increase in Net Assets From Operations                1,921,709     2,097,356
--------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
FROM (NOTE 2):
  Net investment income                                (1,713,015)   (3,426,030)
--------------------------------------------------------------------------------
  Decrease in Net Assets From
   Distributions to Shareholders                       (1,713,015)   (3,426,030)
--------------------------------------------------------------------------------
Increase (Decrease) in Net Assets                         208,694    (1,328,674)

NET ASSETS:
  Beginning of period                                  62,012,024    63,340,698
--------------------------------------------------------------------------------
  End of period*                                      $62,220,718   $62,012,024
================================================================================
* Includes undistributed net investment income of:    $    20,368   $    74,715
================================================================================

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited)
--------------------------------------------------------------------------------

      1. SIGNIFICANT ACCOUNTING POLICIES

      The Smith Barney Municipal Fund, Inc. ("Fund"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company.

      The significant accounting policies consistently followed by the Fund are:
(a) security transactions are accounted for on the trade date; (b) securities are valued at the mean between bid and ask prices provided by an independent pricing service that are based on transactions in municipal obligations, quotations from municipal bond dealers, market transactions in comparable securities and various relationships between securities; (c) securities maturing within 60 days are valued at cost plus accreted discount or minus amortized premium, which approximates value; (d) gains or losses on the sale of securities are calculated by using the specific identification method; (e) interest income, adjusted for amortization of premium and accretion of original issue discount, is recorded on the accrual basis; market discount is recognized upon the disposition of the security; (f) dividends and distributions to shareholders are recorded on the ex-dividend date; (g) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (h) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; and (i) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

      2. EXEMPT-INTEREST DIVIDENDS AND OTHER DISTRIBUTIONS

      The Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular Federal income tax and from designated state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund.

      Capital gains distributions, if any, are taxable to shareholders, and are declared and paid at least annually.

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

      3. MANAGEMENT AGREEMENT AND TRANSACTIONS WITH AFFILIATED PERSONS

      Smith Barney Mutual Funds Management Inc. ("SBMFM"), a subsidiary of Smith Barney Holdings Inc., acts as investment manager to the Fund. As compensation for its services, the Fund pays SBMFM a fee calculated at the annual rate of 0.70% of the Fund's average daily net assets. This fee is calculated daily and paid monthly.

      All officers and one Director of the Fund are employees of Smith Barney
Inc.

      4. INVESTMENTS

      For the six months ended June 30, 1997, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

================================================================================
Purchases                                                            $10,065,771
--------------------------------------------------------------------------------
Sales                                                                  9,534,056
================================================================================

      At June 30, 1997, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

================================================================================
Gross unrealized appreciation                                       $ 2,567,952
Gross unrealized depreciation                                          (117,363)
--------------------------------------------------------------------------------
Net unrealized appreciation                                         $ 2,450,589
================================================================================

      5. CAPITAL LOSS CARRYFORWARD

      At December 31, 1996, the Fund had, for Federal income tax purposes, approximately $492,000 of capital loss carryforwards available to offset future realized capital gains through 2002. To the extent that these carryforward losses can be used to offset net realized capital gains, such gains, if any, will not be distributed.

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

      6. FUTURES CONTRACTS

      Initial margin deposits made upon entering into futures contracts are recognized as assets. The initial margin is segregated by the custodian and is noted in the schedule of investments. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund's basis in the contract. The Fund enters into such contracts to hedge a portion of its portfolio. The Fund bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts) and the credit risk should a counterparty fail to perform under such contracts.

      At June 30, 1997, there were no open futures contracts.

      7. OPTIONS CONTRACTS

      Premiums paid when put or call options are purchased by the Fund represent investments, which are marked-to-market daily. When a purchased option expires, the Fund will realize a loss in the amount of the premium paid. When the Fund enters into a closing sales transaction, the Fund will realize a gain or loss depending on whether the proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

      At June 30, 1997, there were no open purchased call or put options contracts.

      When a Fund writes a covered call or put option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Fund realizes a gain equal to the amount of the premium received. When the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised, the cost of the security sold will be decreased by the premium originally received. When a put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchased upon exercise. When written index options are exercised, settlement is made in cash.

      The risk associated with purchasing options is limited to the premium originally paid. The Fund enters into options for hedging purposes. The risk in writing a call option is that the Fund gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Fund is exposed to the risk of a loss if the market price of the underlying security declines.

      At June 30, 1997, the Fund had no open written options contracts.

--------------------------------------------------------------------------------
Financial Hightlights
--------------------------------------------------------------------------------

For a share of capital stock outstanding throughout each period:

                                1997(1)      1996      1995      1994       1993    1992(2)(3)
==============================================================================================
Net Asset Value,
  Beginning of Perod            $15.42      $15.75    $14.30    $15.85     $14.81    $15.00
----------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income           0.41        0.84      0.83      0.84       0.84      0.32*
  Net realized and
    unrealized gain (loss)        0.07       (0.32)     1.47     (1.54)      1.00     (0.21)
----------------------------------------------------------------------------------------------
Total Income (Loss)
   From Operations                0.48        0.52      2.30     (0.70)      1.84      0.11
----------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income          (0.43)      (0.85)    (0.85)    (0.85)     (0.80)    (0.30)
----------------------------------------------------------------------------------------------
Total Distributions              (0.43)      (0.85)    (0.85)    (0.85)     (0.80)    (0.30)
----------------------------------------------------------------------------------------------
Net Asset Value,
  End of Period                 $15.47      $15.42    $15.75    $14.30     $15.85    $14.81
----------------------------------------------------------------------------------------------
Total Return, Based on
   Market Value                   5.70%++    11.02%    15.83%   (12.96)%    14.30%    (3.47)%++
----------------------------------------------------------------------------------------------
Total Return, Based on
  Net Asset Value                 3.35%++     3.96%    17.11%    (4.09)%    12.82%     0.81%++
----------------------------------------------------------------------------------------------
Net Assets, End of
  Period (000s)                 $62,221    $62,012   $63,341   $57,508    $63,724   $59,561
----------------------------------------------------------------------------------------------
Ratios to Average
Net Assets:
  Expenses                        0.85%+      0.90%     0.86%     0.86%      0.85%     0.56%+*
  Net investment income           5.41+       5.45      5.48      5.59       5.42      5.22+
----------------------------------------------------------------------------------------------
Portfolio Turnover Rate             16%         30%       21%       35%        23%       36%
----------------------------------------------------------------------------------------------
Market Price, End of Period     $14.75      $14.38    $13.75    $12.63     $15.38    $14.25
==============================================================================================

(1) For the six months ended June 30, 1997 (unaudited).
(2) Based on the weighted average shares outstanding for the period.
(3) For the period from July 31, 1992 (commencement of operations) to December 31, 1992.
  * The manager waived a portion of its fees for the period from July 31, 1992 to December 31, 1992. If such fees were not waived, the per share decrease in net investment income would have been $0.014 and the ratio of expenses to average net assets would have been 0.79% (annualized).
 ++ Total return is not annualized, as it may not be representative of the total return for the year.
  + Annualized.

--------------------------------------------------------------------------------
Financial Data (unaudited)
--------------------------------------------------------------------------------

For a share of capital stock outstanding throughout each period:

                    AMEX        Net Asset       Income     Reinvestment
Period         Closing Price*    Value*        Declared        Price
================================================================================
  1995
January            $13.13        $14.64         $0.071        $13.29
February            13.75         14.91          0.071         13.83
March               13.50         15.01          0.071         13.58
April               13.38         14.97          0.071         13.40
May                 13.75         15.35          0.071         13.65
June                13.50         15.19          0.071         13.90
July                14.00         15.27          0.071         13.98
August              13.50         15.36          0.071         13.65
September           14.00         15.41          0.071         14.02
October             14.38         15.53          0.071         14.40
November            14.00         15.70          0.071         14.45
December            13.75         15.75          0.071         14.12

  1996
January             14.75         15.72          0.071         14.55
February            14.63         15.57          0.071         14.59
March               14.38         15.35          0.071         14.46
April               14.25         15.24          0.071         14.13
May                 14.25         15.18          0.071         14.24
June                13.88         15.22          0.071         13.82
July                13.75         15.25          0.071         13.76
August              14.00         15.19          0.071         14.02
September           14.25         15.30          0.071         14.32
October             13.75         15.37          0.071         13.89
November            14.50         15.53          0.071         14.51
December            14.38         15.42          0.071         14.38

  1997
January             14.25         15.39          0.071         14.18
February            14.25         15.46          0.071         14.25
March               14.13         15.22          0.071         14.22
April               14.25         15.28          0.071         14.41
May                 14.13         15.40          0.071         14.17
June                14.75         15.47          0.071         14.88
================================================================================
* On the last business day of the month.

--------------------------------------------------------------------------------
Additional Shareholder Information (unaudited)
--------------------------------------------------------------------------------

      On April 25, 1997, the annual meeting of the shareholders of the Fund was held for the purpose of voting on the following matters:

      1. To approve or disapprove for the Fund the election of Joseph H. Fleiss and Heath B. McLendon as Directors; and

      2. To approve or disapprove the selection of KPMG Peat Marwick LLP as the independent auditors for the current fiscal year of the Fund.

      The results of the vote on Proposal 1 were as follows:

                                        % of          Votes         % of
Directors*            Votes For     Shares Voted     Against     Shares Voted
================================================================================
Joseph H. Fleiss      3,637,015        98.94%         38,848         1.06%
Heath B. McLendon     3,638,415        98.98          37,448         1.02
================================================================================

      The results of the vote on Proposal 2 were as follows:

               % of          Votes        % of          Votes         % of
Votes For   Shares Voted    Against    Shares Voted   Abstained     Shares Voted
================================================================================
3,641,760      99.08%        6,392         0.17%        27,711        0.75%
================================================================================

* The following Directors, representing the balance of the Board of Directors, continue to serve: Donald R. Foley, Paul Hardin, Francis P. Martin, Roderick
  C. Rasmussen and John P. Toolan. C. Richard Youngdahl will continue to serve as a Director Emeritus.

--------------------------------------------------------------------------------
Dividend Reinvestment Plan (unaudited)
--------------------------------------------------------------------------------

      Pursuant to the Fund's Dividend Reinvestment Plan ("Plan"), all distributions are automatically reinvested by First Data Investor Services Group, Inc. as plan agent ("Plan Agent"), in additional shares of its Common Stock ("Common Shares") as provided below unless a shareholder elects to receive cash.

      Distributions with respect to Common Shares registered in the name of a broker-dealer or other nominee (i.e., in "street name") are reinvested by the broker or nominee in additional Common Shares under the Plan, unless the service is not provided by the broker or nominee. Investors who own Common Shares registered in street name should consult their broker-dealer for details. All distributions to shareholders who do not participate in the Plan are paid by check mailed directly to the record holder by First Data Investor Services Group, Inc., as dividend disbursing agent.

      If the Fund declares a distribution payable either in Common Shares or in cash, nonparticipants in the Plan receive cash, and Plan participants receive the equivalent in Common Shares valued in the following manner: whenever the market price is equal to or exceeds the net asset value per share at the time Common Shares are valued for the purpose of determining the number of Common Shares equivalent to the cash distribution, participants are issued Common Shares valued at the greater of (1) the net asset value most recently determined or (2) 95% of the then current market price of the Common Shares.

      If the net asset value of the Common Shares at the time of valuation exceeds the market price of the Common Shares, or if the Fund declares a distribution payable only in cash, the Plan Agent buys Common Shares in the open market, on the American Stock Exchange or elsewhere, for the participants' accounts. If, following the commencement of purchases and before the Plan Agent has completed its purchases the market price exceeds the net asset value of the Common Shares, the average per Common Share purchase price paid by the Plan Agent may exceed the net asset value of the Common Shares, resulting in the acquisition of fewer Common Shares than if the distribution had been paid in Common Shares issued by the Fund at net asset value. The Plan Agent applies all cash received as a distribution to purchase Common Shares on the open market as soon as practicable after the record date of the distribution, but in no event later than 30 days after such date, except when necessary to comply with applicable provisions of the Federal securities laws.

--------------------------------------------------------------------------------
Dividend Reinvestment Plan (unaudited) (continued)
--------------------------------------------------------------------------------

      Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent which must be received at least ten business days prior to the distribution record date to become effective for that distribution. Shares in the account of each Plan participant are held by the Plan Agent in non-certificated form in the name of the Plan Agent or participant. When a participant withdraws from the Plan or upon termination of the Plan as provided below, certificates for whole Fund shares credited to his or her account under the Plan are issued and a cash payment is made for any fraction of a Fund share credited to such account.

      The automatic reinvestment of distributions does not relieve participants to any Federal income tax that may be payable on such distributions.

      The Fund does not charge participants for reinvesting distributions. Any Plan Agent's fees for the handling of reinvestment of distributions under the Plan are paid by the Fund. There are no brokerage charges with respect to Common Shares issued directly by the Fund as a result of distributions payable either in stock or in cash. However, each participant pays a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of distributions.

      Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund and the Plan Agent reserve the right to amend the Plan as applied to any distribution paid subsequent to written notice of the change sent to all shareholders of the Fund at least 90 days before the record date for the distribution. The Plan also may be terminated by the Fund or the Plan Agent by at least 30 days' written notice to all shareholders of the Fund. All correspondence concerning the Plan should be directed to the Plan Agent at First Data Investor Services Group, Inc., P.O. Box 1376, Boston, Massachussetts 02104.

          Smith Barney
-------------------------------
      Municipal Fund, Inc.

DIRECTORS
Joseph H. Fleiss
Donald R. Foley
Paul Hardin
Francis P. Martin, M.D.
Heath B. McLendon, Chairman
Roderick C. Rasmussen
John P. Toolan

C. Richard Youngdahl, Emeritus

OFFICERS
Heath B. McLendon
Chief Executive Officer

Lewis E. Daidone
Senior Vice President
and Treasurer

Peter M. Coffey
Vice President

Thomas M. Reynolds
Controller

Christina T. Sydor
Secretary

INVESTMENT MANAGER
Smith Barney Mutual Funds
Management Inc.

CUSTODIAN
PNC Bank, N.A.

SHAREHOLDER
SERVICING AGENT
First Data Investor Services Group, Inc.
P.O. Box 1376
Boston, MA 02104

This report is submitted for the general information of the shareholders of Smith Barney Municipal Fund, Inc. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Prospectus for the Fund, which contains information concerning the Fund's investment policies and expenses as well as other pertinent information.

SMITH BARNEY
MUNICIPAL FUND, INC.
388 Greenwich Street
New York, New York 10013

FD0624  8/97